CONSULTING GROUP CAPITAL MARKETS FUNDS (“TRUST”)

SUPPLEMENT DATED NOVEMBER 9, 2010
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 4, 2010

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information (“SAI”). Capitalized terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.

ALL FUNDS

Effective July 1, 2010, the following replaces the first two sentences of the paragraph related to Trustee compensation which appears on page 9 of the SAI.

Effective July 1, 2010, each Trustee who is not affiliated with the Manager, any Sub-adviser or the Funds’ distributor is entitled to receive an annual fee of $145,000, with no additional compensation for attending meetings or serving as Chair or a committee member. Prior to that date, each such Trustee was entitled to receive an annual fee of $69,120 and a fee of $5,760 for each regularly scheduled Board meeting attended (except that the Trust’s Chairman of the Board was entitled to receive an annual fee of $76,800 and a fee of $7,680 for each regularly scheduled Board meeting attended), $1,200 for Board meetings attended that were conducted by telephone, and $480 for each Valuation Committee meeting attended.  In addition, prior to July 1, 2010, each Audit Committee member was entitled to receive $1,440 for each Audit Committee meeting attended (except that the Audit Committee Chairman was entitled to receive $4,800 for each Audit Committee meeting attended), each Corporate Governance and Nominating Committee member and Investment/Risk Committee member was entitled to receive $960 for each meeting attended, and each Corporate Governance and Nominating Committee member was entitled to receive $480 for attendance at any Corporate Governance and Nominating Committee meetings conducted by telephone.